FORUM FUNDS

BECK, MACK & OLIVER GLOBAL EQUITY FUND

Supplement dated May 10, 2010
to the Statement of Additional Information (“SAI”) dated August 1, 2009

At its meeting on March 19, 2010, the Board of Trustees approved a change to the non-fundamental investment limitations of the Beck, Mack & Oliver Global Equity Fund (the “Fund”). Accordingly, under section “B. Non-Fundamental Limitations” at page 9 of the SAI is deleted in its entirety:

2.           Pledging

[The Fund may not] pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

In addition, the subsequent paragraphs under section “B. Non-Fundamental Limitations” are re-numbered in light of the deletion of the second paragraph.

The elimination of the Fund’s non-fundamental investment limitation with respect to pledging of Fund assets is not expected to change the way the Fund is managed or the risk profile of the Fund. For more information, please contact a customer service representative at (800) 943-6786 (toll free).

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PLEASE RETAIN FOR FUTURE REFERENCE.